





UBS 36th Annual Global Media & Communications Conference
Dec. 8-10, 2008

Meredith
CORPORATION

Safe Harbor

This presentation and management's public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management's current knowledge and estimates of factors affecting the Company's operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding broadcast pacings, publishing advertising revenues, as well as any guidance related to the Company's financial performance.

Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution; changes in government regulations affecting the Company's industries; unexpected changes in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Agenda

- Strategic Overview
- How we will Grow
- Financial Overview

Broad Media and Marketing Footprint

National Brands
Revenues: $1 billion


Better Homes and Gardens
Parents
FamilyCircle
fitness
More
american baby
LADIES' HomeJournal

- 25 subscription titles
- 150 Newsstand titles

Local Brands
Revenues: $300 million


FOX 12 OREGON
PDX49
KCTV 5
my KSMO TV
CBS 5
46 cbs46.com
EYEWITNESS NEWS 3
CBS 3 SPRINGFIELD

- 12 television stations
- 10% of U.S. households

Online & Diversified
Revenues: $300 million


More.com
DODGE
food family
directive
genex.
NMS new media strategies
WAL★MART
REALOGY
UNIVERSAL FURNITURE

- 40+ Web sites
- Broadband Video
- Integrated Marketing
- Brand Licensing

Balanced Revenue Mix

Advertising Revenues: 60%

Non-advertising Revenues: 40%


Parents
Better Homes and Gardens
More
KCTV 5 KANSAS CITY
FOX 12 OREGON
fitness
my ksmo TV .com
baby
What's New In American Baby?
UNIVERSAL FURNITURE
WAL★MART
Better Homes NEW COOK BOOK
diabetic LIVING
genex.
free year
10 issues free!
NMS new media strategies
More
$10,000 Kitchen Giveaway

Industry Advertising Mix

	2000	2007	2010 Forecast
Television	**30%**	**34%**	**35%**
Newspapers	29%	24%	18%
Radio	11%	9.4%	8.0%
Yellow Pages	8.8%	7.5%	6.6%
Consumer Magazines	**6.8%**	**6.7%**	**6.0%**
Trade Magazines	5.9%	5.3%	5.7%
Pure-Play Internet	3.6%	8.6%	14%
Out of Home	2.8%	3.7%	4.8%
Other	2.0%	1.0%	2.1%
TOTAL	**100%**	**100%**	**100%**

Source: Veronis Suhler Stevenson –September 2008

Powerful National Consumer Connection

Readership in Millions

	1998	2008
Better Homes and Gardens	34	40
Special Interest Media	18	21
Ladies' Home Journal	16	13
Country Home	8	8
Other	6	9
Subtotal	**82**	**91**
Family Circle	22	21
Parents	12	16
American Baby	6	7
Fitness	6	6
More	NA	2
Subtotal	**46**	**52**
TOTAL	**128**	**143**

+12%

Source: Fall 1998 & 2008 MRI Reports

Strong Subscription-Focused Circulation Model

- Direct Mail response rates strong
  - Both for renewals and new offers
- Progress on direct-to-publisher
  - Acquired titles now at 60%
- Growing online subscriptions
  - 3.3 million annually
- Strong profit contribution

	Rate Base	% of circulation from subscriptions
Better Homes and Gardens	7.6M	97%
Ladies' Home Journal	3.8M	94%
Family Circle	3.8M	80%
Parents	2.2M	98%
Fitness	1.5M	87%
More	1.2M	85%
Traditional Home	950,000	88%

Growing Local Consumer Connection

Meredith Television Stations

	CY03	CY08
Market growth	10M HH	11M HH
News hours	240	380
Morning news viewership	330,000	420,000
Late news viewership	900,000	1 Million

Source: Nielsen

Broadcasting: Increase Market Share

- #1 across all time periods
- #1 in afternoon and evening news
- #1 in morning and late news
- #2 in late news (best performance ever)

Other highlights

Morning news	+30%	+150%	+17%
Late news	+40%	+64%	

Source: Nielsen November 2008

Growing Online and Video Portfolio

National Brands


scrapbooks etc.
FamilyCircle
Better Homes and Gardens
FREE YEAR + 2 FREE GIFTS
You Could Win Our
$10,000
Kitchen
Giveaway
Decorating
Gardening
Remodeling

- 25 websites
- 12 million unique visitors
- 150 million page views
- 3.3 million online subscriptions

Local Brands


CAN YOU HELP?
VEHICLES
BEGINNINGS
CBS 5 News Makes
Mornings Easier
Weekdays 4:30 - 7:00am
FOX 12
WEATHER
46 NEWS

- 18 websites
- 8 million unique visitors
- 35 million page views
- Mobile platforms

Broadband

Better

Parents tv

- 2 Broadband channels
- 2.3 million video clips
- Video on demand
- Custom production

Agenda

- Strategic Overview
- How we will Grow
  - Increase market share
  - Grow new revenue streams
- Financial Overview

Publishing: Increase Market Share

	Calendar 2001*	Calendar 2008*	7-Year Cumulative Industry Growth**
Food	12%	22%	+13%
Cosmetics	7%	11%	+1%
Pharmaceutical	7%	11%	+24%
Non-DTC	3%	5%	+23%
Retail	4%	5%	+13%
Home	24%	9%	-28%
Direct Response	17%	11%	-23%
Travel	5%	4%	-12%

* Meredith data

** TNS Media Intelligence, Jan.-Sept. 2001 & 2008

Publishing: Increase Market Share

Corporate Sales

Commodity Sales Strategies

- Maximize salesforce efficiency
- Stress efficiency of portfolio:
  - Broad reach
  - Value
- Emphasize bundled programs


MORE + LESS = GREATER RESULTS
IN THIS ECONOMY,
ARE YOUR MEDIA DOLLARS
WORKING AS HARD AS YOU ARE?
Probably not. If you're spending the bulk of your dollars with Martha Stewart Living, Real Simple and The Oprah Magazine. Our flagship brands deliver the same quality audience and trusted content for a lot less out of pocket and a lower CPM.
For a greater return on your media investment, contact Michael Brownstein, Sr. Vice President, at michael@meredith.com.
Meredith
We inspire. She makes it happen.

Publishing: Increase Market Share

Meredith360°


INSIGHT
STRATEGY
ACTIVATION
MEASUREMENT

Strategic Sales Strategies

- Access more clients directly
- Forge deeper senior-level ties
- Sell solutions, not only ad space
- Emphasize consumer insights

Broadcasting: Increase Market Share

- Grow core advertising revenues
  - Special sales initiatives
  - Contests and incentives
- Emphasize proprietary and new programs
  - Cornerstones
  - Job Connections
  - Product Integration and Sponsorships
  - Better Health
  - Cool Schools

Agenda

- Strategic Overview
- How we will Grow
  - Increase market share
  - Grow new revenue streams
- Financial Overview

Grow New Revenue Streams

- Boost online presence and revenues
- Grow Meredith Integrated Marketing
- Expand brand licensing activities
- Build Hispanic Business
- Increase retransmission revenues
- Grow Meredith Video Solutions

Boost Online Presence and Grow Revenues

- Strengthen position in core categories
- Expand into growth areas
  - Social Networking
- Increase traffic and loyalty
  - Unique visitors up 13% YTD Calendar '08
- Aggressively grow revenue and profit


Better Homes and Gardens
Plant Finder
Learn how to get a free dose
What is Better.tv
Better.tv
Better Today
FOX 5 NEWS
FOX 5 KVVU-TV LOCAL. LAS VEGAS.
COUPONS
Visit Coupons.com And Start Saving Now


Meet Our Bloggers
Inside the Edit Room

Growing Online and Video Portfolio

Mixing Bowl
SHARE RECIPES. MAKE FRIENDS. WIN PRIZES.

- Social network for women
- Focus on meals, meal planning
- On Mixing Bowl, she can:
  - Share and find recipes
  - Browse ratings and reviews
  - Join or start a group
  - Contribute to discussions
  - Find answers to her questions
  - Connect with other users

Growing Online and Video Portfolio

rgm™ realgirlsmedia

- Online social community
- 3 million monthly unique visitors
  - 90% of users are women ages 25-48
- Allows Meredith to combine content, traffic and sales activities
- Minority investment
  - Option to buy company
- Meredith now in Top 5 of online women's networks

Growing Meredith Integrated Marketing Capabilities

FY05	**Meredith Integrated Marketing**	Custom Publishing
FY06	**O'Grady Meyers**	Online CRM Strategy, Branding & Promotions
FY07	**Genex**	Web Site Design and Marketing
	New Media Strategies	Viral and Word of Mouth Marketing
FY08	**Directive**	Database Marketing
	Big Communications	Healthcare Marketing

Growing Meredith Integrated Marketing Capabilities

Revenues


25% CAGR
$60
$83
$155
2004
2006
2008
Fiscal Year

Operating Profit


40% CAGR
$8
$15
$30
2004
2006
2008
Fiscal Year

$ in millions

Expand Brand Licensing Activities

BHG SIPs
Over 160 branded SIPs provide timely access for home renovations


do it YOURSELF
Garden, Deck & Landscape
decorating

BHG Magazine
39 million readers each month


Better Homes and Gardens
Autumn Beauty

International Editions
Australia, China, Spain, India



BHG Books
Over 150 branded books including Red Plaid Cookbook
40+ million sold


Bathrooms
New COOK BOOK
new garden book

Better Homes and Gardens.


Better Homes and Gardens WINE CLUB
Walmart

BHG Licensed Products
- 550+ home products at Walmart
- Universal Furniture
- Branded music collection at Walmart
- Chief Architect Design software
- Wine Club
- Branded fabric with Jo-Ann Fabric Crafts Superstore

Better Homes and Gardens. REAL ESTATE

BHG Real Estate Franchise
- In partnership with Realogy Corporation
- Offers a full range of services to brokers, home buyers and sellers


Better tv

Broadcast
Better TV Show
- An hour-long program with how-to and life-style features
- Airs in over 40 markets nationwide on CBS, NBC, ABC and FOX
- Viewership to approxi-mately 30% of USHH



Broadband
Better.TV
- 20+ channel internet destination
- 1+ million video plays each month



BHG.com
- The ultimate online resource for home and family
- 5 million unique visitors a month

Expand Brand Licensing Activities

- Walmart
  - Full line of Better Homes and Gardens home products
  - Currently over 550 SKUs per store
  - Planned expansion of home and gardening/outdoor living product lines in 2009

Expand Brand Licensing Activities

Better Homes and Gardens at Walmart

- Multi-year licensing agreement
- Meredith receives royalties with minimum guarantees
- Products designed with input from Meredith creative team
- Promotion
  - Walmart marketing support
    - In-store campaign
    - Media campaign (print and TV)
  - Meredith marketing support
    - In magazines and online
    - Cover wraps



Expand Brand Licensing Activities

Meredith International Editions


Canada
(MORE, SIP)
Russia (Wood)
Italy (DL)
Spain
(DL, HHL)
Korea (BHG)
China
(Parents, BHG, MORE)
Mexico (DL)
MENA
(BHG, Parents, DL)
Mahaka
Indonesia (Fitness, Parents)
India (BHG, Child)
Thailand
(Parents, MORE)
Brazil (Parents)
Australia (BHG, DL)
Pacific magazines
GLOBUS
SEEC
media

Build Hispanic Business


Out-of-Home
Sampling, Doctor's office wallboard advertising
Magazines
Blogs
EVENTS
Siempre Inspiran Awards, retail
Custom Publishing
Creative Services
Database 300K+
Direct Mail
Consumer Insights
Ethnography
Consulting
Meredith HISPANIC VENTURES
Espera
Padres
Padres Bebé
mujer
Padres Guía sobre sus niños
charlablog
mimos BLOG
la voz de los padres latinos
goodneighbor
jugando
TU CULTURA
¡HOLA! Profiles
Hispanic Opinions Lifestyles and Attitudes

Increase TV Retransmission Revenues


$4
$8
$15
FY06
(Actual)
FY08
(Actual)
FY10
(Estimate)

$ in millions

Grow Meredith Video Solutions

- Broadcast television
  - Local advertising
  - Sponsorships
  - Syndication
- Broadband video
  - Advertising spots
  - Sponsorships
  - Product placement
- Custom video production

Better.tv
Home. Family. Life.


Parents tv
Today on Parents.tv
Marni Renison

Start Healthy Stay Healthy

KRAFT

Grow Meredith Video Solutions

"Better" syndicated show markets


Yakima
Spokane
Portland
Medford
San Francisco
Salt Lake City
Denver
Colorado Springs
Las Vegas
Bakersfield
Albuquerque
Phoenix
San Diego
Kansas City
Green Bay
Grand Rapids
Milwaukee
Champaign
Indianapolis
Toledo
Saginaw
Cleveland
Nashville
Chattanooga
Jackson
Dothan
Ft. Myers
Binghamton
Rochester
Portland
Springfield
Elmira
Buffalo
Providence
Hartford
Scranton
Harrisburg
Philadelphia
Charlottesville
Norfolk
Tri-Cities
Greenville

10 Meredith markets

30 Non-Meredith markets

3 New markets (early 2009)

Agenda

- Strategic overview
- How we will grow
- Financial overview

Strong Operating Cash Flow


12% CAGR
$163
$171
$194
$211
$256
2004
2005
2006
2007
2008

$ in millions

Cash Flow Fiscal 1999 through 2008

Operating Cash Flow	$1,700
Net Debt	300
Stock Option Exercises	200
Available Cash	**$2,200**
Acquisitions, Net of Dispositions	$1,000
Share Repurchases	700
Capital Expenditures	300
Dividends	200
Utilization of Cash	**$2,200**

$ in millions

Calendar Year Dividends Per Share


12% CAGR
$0.28
$0.30
$0.32
$0.34
$0.36
$0.38
$0.48
$0.56
$0.64
$0.74
$0.86
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Conservative Capital Structure

- $455 million total debt
- 4.5% cost of debt
- 1.6x debt to EBITDA

As of Nov. 30, 2008

Current Valuation Metrics

• Current dividend yield:	5.2%
• EPS multiple:	5.8x
• EBITDA multiple to market capitalization:	2.6x
• EBITDA multiple to total capitalization:	4.1x

Calculated using Meredith closing price on Dec. 5 and trailing 4 quarters actual results, excluding special items

Summary

- Vibrant and profitable media assets and brands
- Growing online and video presence
- Comprehensive Integrated Marketing capabilities
- Growing brand licensing revenues
- Strong financial foundation